SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                  AMENDING THE

                           CURRENT REPORT ON FORM 8-K

                               FILED JULY 5, 1996

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 1996

                               BETTIS CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                      0-23568                76-0428239
(State of incorporation)     (Commission File Number)    (I.R.S. Employer

                                                         Identification No.)

                                 18703 GH CIRCLE
                               WALLER, TEXAS 77484

                                 (713) 463-5100

          (Address and telephone number of principal executive office)

   ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

         On June 20, 1996, Bettis Corporation ("Bettis" or the "Company") acquired all of the issued and outstanding stock of Prime Actuator Control Systems Ltd., a company incorporated in Scotland with number 95751 ("Prime UK") and Prime Actuator Control Systems, Inc., a Delaware corporation ("Prime Inc.") (collectively referred to as "Prime") from Sooner Pipe and Supply Corporation ("Sooner"), an Oklahoma corporation, pursuant to a Stock Purchase Agreement (the "Agreement"). Pursuant to the Agreement, Bettis paid $4,000,000 in cash consideration and caused Prime Inc. to issue and deliver a note in the principal amount of $2,323,000 to Sooner for the shares of Prime UK and Prime Inc. The cash portion of the purchase price was funded utilizing borrowings under the Company's revolving line of credit with Bank One, Texas, N.A. The acquisition of Prime was accounted for under the purchase method of accounting.

     Prime UK manufactures and sells a line of valve actuators from a plant in Glenrothes, Scotland. Prime Inc. sells valve actuators manufactured by Prime UK from offices in Houston, Texas.

     The Company is not aware of any pre-existing material relationships between
(i) Prime UK and Prime Inc. or their shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers on the other hand.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (A)   FINANCIAL STATEMENTS OF THE COMPANY ACQUISITION

                    This Form 8-K/A is being  filed to  include  in the  Current
               Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on July 5, 1996 the financial statements and pro forma financial information required by Item 7.

                    The required  financial  statements of Prime are included as exhibits to this Form 8-K/A.

         (B)   PRO FORMA FINANCIAL INFORMATION

                    The  required  pro  forma   financial   information  of  the
               Registrant is included as an exhibit to this Form 8-K/A.

                  (C)      EXHIBITS

          BETTIS CORPORATION:

          Pro Forma Statement of Operations -

               Six Months Ended June 30, 1996

                 (unaudited)..............................................F-1
               Pro Forma Statement of Operations -

                 Year Ended December 31, 1995 (unaudited).................F-2
               Notes to Pro Forma Financial Statements (unaudited)........F-3

          PRIME ACTUATOR CONTROL SYSTEMS LIMITED AND
            PRIME ACTUATOR CONTROL SYSTEMS, INC.

               Report of Independent Accountants..........................F-4
               Combined Balance Sheet - July 31, 1995 and 1994............F-5

               Combined Statement of Operations -

                 Years ended July 31, 1995 and 1994.......................F-6
               Combined Statement of Stockholders' Equity

                 Years Ended July 31, 1995 and 1994.......................F-7
               Combined Statement of Cash Flows -

                 Years Ended July 31, 1995 and 1994.......................F-8
               Notes to Combined Financial Statements.....................F-9

          PRIME ACTUATOR CONTROL SYSTEMS LIMITED AND
            PRIME ACTUATOR CONTROL SYSTEMS, INC.

               Combined Balance Sheet - April 30, 1996 and July 31, 1995
                 (unaudited)..............................................F-16

               Combined Statement of Operations -

                 Nine Months Ended April 30, 1996 and 1995 (unaudited)....F-17
               Combined Statement of Cash Flows -

                 Nine Months Ended April 30, 1996 and 1995 (unaudited)....F-18
               Notes to Combined Financial Statements (unaudited).........F-19

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               BETTIS CORPORATION

Dated:   September 3,1996                      By:      /s/
                                               Wilfred M. Krenek
                                               Vice President and

                             Chief Financial Officer

                                INDEX TO EXHIBITS

                                                                      PAGE

BETTIS CORPORATION:
     Pro Forma Statement of Operations -
       Six Months Ended June 30, 1996 (unaudited)......................F-1
     Pro Forma Statement of Operations -
       Year Ended December 31, 1995 (unaudited)........................F-2
     Notes to Pro Forma Financial Statements (unaudited)...............F-3

PRIME ACTUATOR CONTROL SYSTEMS LIMITED AND
  PRIME ACTUATOR CONTROL SYSTEMS, INC.
     Report of Independent Accountants.................................F-4
       Combined Balance Sheet - July 31, 1995 and 1994.................F-5
     Combined Statement of Operations -
       Years ended July 31, 1995 and 1994..............................F-6
     Combined Statement of Stockholders' Equity
       Years Ended July 31, 1995 and 1994..............................F-7
     Combined Statement of Cash Flows -
       Years Ended July 31, 1995 and 1994..............................F-8
     Notes to Combined Financial Statements............................F-9

PRIME ACTUATOR CONTROL SYSTEMS LIMITED AND
  PRIME ACTUATOR CONTROL SYSTEMS, INC.
     Combined Balance Sheet - April 30, 1996 and July 31, 1995
       (unaudited).....................................................F-16
     Combined Statement of Operations -
       Nine Months Ended April 30, 1996 and 1995 (unaudited)...........F-17
     Combined Statement of Cash Flows -
       Nine Months Ended April 30, 1996 and 1995 (unaudited)...........F-18
     Notes to Combined Financial Statements  (unaudited)...............F-19

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     Bettis Corporation ("Bettis" or the "Company") acquired all of the issued and outstanding stock of Prime Actuator Control Systems Limited ("Prime UK") and Prime Actuator Control Systems, Inc. ("Prime Inc."), (collectively referred to as "Prime"), on June 20, 1996 from Sooner Pipe and Supply Corporation. Bettis paid $4,000,000 in cash consideration and caused Prime Inc. to issue a note in the principal amount of $2,323,000 to Sooner for the shares of Prime UK and Prime Inc. The acquisition of Prime was accounted for under the purchase method of accounting.

     The accompanying Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1996 and the year ended December 31, 1995 includes the accounts of the Company and reflects Prime accounted for on a pro forma basis as if it had been acquired on January 1, 1996 and 1995, respectively. Prime has historically used a fiscal July 31 year end for financial reporting purposes. Included in the pro forma financial statements for the six months ended June 30, 1996 and for the year ended December 31, 1995 are Prime's results of operations for the six months ended April 30, 1996 and for the twelve months ended October 31, 1995, respectively.

     The accompanying Unaudited Pro Forma Financial Statements have been prepared based upon certain assumptions and include adjustments as detailed in the Notes to Unaudited Pro Forma Financial Statements. The Company has not completed all the evaluations necessary for the final purchase price allocations related to the acquisition of Prime; accordingly, actual adjustments that reflect final evaluations of the purchased assets and assumed liabilities may differ from the pro forma adjustments reflected herein.

     The pro forma results included herein are not necessarily indicative of actual results that might have occurred had the operations and management teams of the Company and Prime been combined during all the periods presented.

                               BETTIS CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                   (UNAUDITED)


                                                                   BETTIS                  PROFORMA       PROFORMA
                                                                 CORPORATION    PRIME     ADJUSTMENTS       TOTAL


Net revenues..............................................       $  29,814   $  2,294      $     -        $  32,108
                                                                  --------    -------       ------         --------
Operating costs and expenses:

     Manufacturing and direct.............................          19,859      2,292         (224)(A)       21,927
     Selling, general and administrative..................           7,192      1,207          (27)(A)        8,372
                                                                  --------      -----       ------         --------
                                                                    27,051      3,499         (251)          30,299
                                                                  --------    -------       ------           ------


Operating income (loss)...................................           2,763     (1,205)         251            1,809

Other income (expense):

     Interest, net........................................            (548)        (6)        (210)(B)         (764)
     Other, net...........................................            (142)        25            -             (117)
                                                                  --------    -------       ------         --------
                                                                      (690)        19         (210)            (881)
                                                                  --------    -------       ------         --------

Earnings (loss) before income tax provision...............           2,073     (1,186)          41              928

Income tax provision (benefit)............................             992       (126)         (89)(C)          777
                                                                  --------    -------       ------         --------

Net earnings (loss).......................................       $   1,081   $ (1,060)     $   130        $     151
                                                                  ========     ======       ======         ========

Earnings per common share.................................       $     .13                                $    .02
                                                                  ========                                 =======

Weighted average common and common

     equivalent shares outstanding........................       8,611,299                                8,611,299
                                                               ===========                                =========

          See the accompanying Notes to Pro Forma Financial Statements.

                               BETTIS CORPORATION
                        PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                   (UNAUDITED)


                                                                   BETTIS                  PROFORMA       PROFORMA
                                                                 CORPORATION    PRIME     ADJUSTMENTS       TOTAL

Net revenues..............................................       $  55,142   $  6,543      $     -        $  61,685
                                                                  --------    -------       ------         --------
Operating costs and expenses:
     Manufacturing and direct.............................          35,882      4,908         (521)(A)       40,269
     Selling, general and administrative..................          14,235      2,226          (54)(A)       16,407
                                                                  --------    -------       ------         --------
                                                                    50,117      7,134         (575)          56,676
                                                                  --------    -------       ------         --------

Operating income (loss)...................................           5,025       (591)         575            5,009

Other income (expense):
     Interest.............................................          (1,094)       (70)        (360)(B)       (1,524)
     Other, net...........................................              32          3            -               35
                                                                  --------    -------       ------         --------
                                                                    (1,062)       (67)        (360)          (1,489)
                                                                  --------    -------       ------           ------

Earnings (loss) before income tax provision
     (benefit)............................................           3,963       (658)         215            3,520

Income tax provision (benefit)............................           1,683       (235)        (178)(C)        1,270
                                                                  --------    -------       ------         --------

Net earnings (loss).......................................       $   2,280   $   (423)     $   393        $   2,250
                                                                  ========    =======       ======         ========

Earnings per common share.................................       $     .27                                $    .27
                                                                  ========                                 =======

Weighed average common and common
     equivalent shares outstanding........................       8,536,355                                8,536,355
                                                                 =========                              ===========







          See the accompanying notes to Pro Forma Financial Statements.

                               BETTIS CORPORATION
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                   (UNAUDITED)

THE PRO FORMA ADJUSTMENTS TO THE ACCOMPANYING STATEMENTS OF OPERATIONS ARE SUMMARIZED BELOW:

(A) Adjustments to depreciation expense related to the preliminary allocation of the purchase price.

(B) To record the effects of historical interest expense related to intercompany debt with Sooner not assumed in the acquisition and to record interest expense on the amount drawn down on the Company's revolving credit facility in connection with the acquisition of Prime net of cash available.

(C) To record the income tax benefit that would have been realized if Prime would have been acquired at the beginning of the period presented.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Bettis Corporation

     We have audited the accompanying combined balance sheet of Prime Actuator Control Systems Limited and Prime Actuator Control Systems, Inc. (collectively, the "Company") as of July 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Note 1, the Company entered into a stock purchase agreement on June 20, 1996 for the sale of all of the outstanding common stock of the Company to Bettis Corporation. The purchaser's basis in the assets will differ from that reflected in the Company's historical financial statements at July 31, 1995. No adjustments have been made in the accompanying financial statements to reflect this transaction.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Prime Actuator Control Systems Limited and Prime Actuator Control Systems, Inc. as of July 31, 1995 and 1994, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                           COOPERS & LYBRAND L.L.P.

Houston, Texas
September 3, 1996

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                             COMBINED BALANCE SHEET

                             JULY 31, 1995 AND 1994


                                                         1995            1994
ASSETS                                                   ----            ----
                                                            (IN THOUSANDS)
Current assets:
     Cash and cash equivalents..............        $    6,123       $   2,830
     Short term investments.................               766               -
     Accounts receivable ...................             2,081           4,762
     Inventories ...........................             3,995           2,922
     Other current assets...................               343             452
                                                     ---------        --------
       Total current assets.................            13,308          10,966
Property, plant and equipment, net..........             2,639           2,947
Other assets................................                 6               5
                                                     ---------        --------
                                                    $   15,953       $  13,918
                                                     =========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable - trade...............        $      788       $   1,342
     Accounts payable - Sooner..............               411           1,593
     Accrued liabilities....................               373             488
     Short-term borrowings from Sooner......             6,045           2,485
                                                     ---------        --------
        Total current liabilities...........             7,617           5,908
                                                     ---------        --------
Commitments and contingencies
Stockholders' equity:
      Common Stock..........................            10,349          10,349
      Additional paid in capital............             3,883           3,883
      Accumulated deficit...................            (6,553)         (6,531)
      Cumulative translation adjustment.....               657             309
                                                     ---------        --------
        Total stockholders' equity..........             8,336           8,010
                                                     ---------        --------
                                                    $   15,953       $  13,918
                                                     =========        ========






                 The accompanying notes are an integral part of
                       the combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                        COMBINED STATEMENT OF OPERATIONS

                   FOR THE YEARS ENDED JULY 31, 1995 AND 1994

                                                        1995             1994
                                                        ----             ----
                                                            (IN THOUSANDS)

Net revenues...............................        $    7,814       $    8,706
                                                    ---------        ---------
Operating costs and expenses:
      Manufacturing and direct.............             5,624            6,533
      Selling, general and administrative..             2,194            2,367
                                                    ---------        ---------
                                                        7,818            8,900
                                                    ---------        ---------
Operating income (loss)....................                (4)            (194)
                                                    ---------        ---------

Other income (expense):
      Interest, net........................               (81)              79
      Other, net...........................                58               21
                                                    ---------        ---------
                                                          (23)             100
                                                    ---------        ---------

Loss before income tax provision (benefit).               (27)             (94)

Income tax provision (benefit).............                (5)              15
                                                    ---------        ---------

Net loss...................................        $      (22)      $     (109)
                                                    =========        =========






                 The accompanying notes are an integral part of
                       the combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                   COMBINED STATEMENT OF STOCKHOLDERS' EQUITY

                   FOR THE YEARS ENDED JULY 31, 1995 AND 1994

                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                              CUMULATIVE

                                           COMMON STOCK             PAID IN    ACCUMULATED    TRANSLATION
                                    SHARES ISSUED       AMOUNT      CAPITAL      DEFICIT      ADJUSTMENT      TOTAL

Balances at August 1, 1993...........  10,823,560    $   10,349   $   3,883      $(6,422)     $       -     $   7,810

Net loss.............................           -             -           -         (109)             -          (109)

Cumulative translation adjustment....           -             -           -            -            309           309
                                     ------------     ---------    --------      -------       --------      --------

Balances at July 31, 1994............  10,823,560        10,349       3,883       (6,531)           309         8,010

Net loss.............................           -             -           -          (22)             -           (22)

Cumulative translation adjustment....           -             -           -            -            348           348
                                     ------------     ---------    --------      -------       --------      --------

Balances at July 31, 1995............  10,823,560    $   10,349   $   3,883    $  (6,553)     $     657     $   8,336
                                     ============     =========    ========        =====       ========      ========





                 The accompanying notes are an integral part of
                       the combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                        COMBINED STATEMENT OF CASH FLOWS

                   FOR THE YEARS ENDED JULY 31, 1995 AND 1994


                                                          1995            1994
                                                          ----            ----
                                                             (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss.............................................   $  (22)       $  (109)
Adjustments to reconcile net earnings to net
 cash provided by (used in) operating activities:
Depreciation.........................................      716            640
Changes in assets and liabilities:
   (Increase) decrease in accounts receivable, net...    2,815         (1,049)
   Increase in inventories...........................     (971)        (1,418)
   (Increase) decrease in other current assets.......      124           (437)
   Increase (decrease) in accounts payable, trade....     (596)           436
   Increase (decrease) in accrued liabilities........     (131)           185
   Increase (decrease) in accounts payable - Sooner..   (1,183)         1,632
                                                      --------        -------
     Net cash provided by (used in)
     operating activities............................      752           (120)
                                                      --------        -------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment...........     (307)          (580)
Proceeds from sale of assets.........................       13              9
Purchase of short term investments...................     (766)             -
                                                      --------        -------
     Net cash used by investing activities...........   (1,060)          (571)
                                                      --------        -------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (decrease) in short-term
  borrowings from Sooner.............................    3,560           (651)
                                                      --------        -------
     Net cash provided by (used in)
     financing activities............................    3,560           (651)
                                                      --------        -------

Effect of exchange rate changes on cash..............       41              6
                                                      --------        -------
Net increase (decrease) in cash and cash equivalents.    3,293         (1,336)
Cash and cash equivalents at beginning of year.......    2,830          4,166
                                                      --------        -------
Cash and cash equivalents at end of year.............    6,123       $  2,830
                                                      ========        =======





                 The accompanying notes are an integral part of
                       the combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying combined financial statements include the financial statements of Prime Actuator Control Systems Limited, a company incorporated in Scotland with Number 95751 ("Prime UK") and Prime Actuator Control Systems, Inc., a Delaware corporation, ("Prime Inc.") (collectively referred to as "Prime").

     Prime UK manufactures and sells valve actuators, which are used to remotely and automatically open and close quarter turn valves, from a facility located in Glenrothes, Scotland. Prime Inc. sells valve actuators manufactured by Prime UK from offices in Houston, Texas. Prime's market is principally the chemical, petrochemical and refining industries where pipes are used to transport liquids and gases.

     Bettis Corporation ("Bettis" or the "Company") purchased 100% of the stock of Prime UK and Prime Inc. from Sooner Pipe and Supply Corporation ("Sooner") on June 20, 1996. Bettis paid $4,000,000 in cash consideration and caused Prime Inc. to issue and deliver a note in the principal amount of $2,323,000 to Sooner for the shares of Prime UK and Prime Inc. Prior to June 20, 1996, Prime repaid with available cash a significant portion of the short-term borrowings from Sooner. The acquisition of Prime was accounted for under the purchase method of accounting.

     Preparation of the Financial Statements

     The combined financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Prime Inc. and Prime UK as described above. On June 20, 1996, Bettis purchased 100% of the stock of Prime. The purchaser's basis in the assets will differ from that reflected in Prime's historical financial statements at July 31, 1995. No adjustments have been made in the accompanying financial statements to reflect this transaction. All material intercompany transactions have been eliminated in combination.

     The preparation of financial statements requires management to make estimates and assumptions that affect (1) the reported amounts of assets and liabilities, (2) the disclosures of contingent assets and liabilities, and (3) the reported amounts of revenues and expenses during the reporting periods. Ultimate results could differ from those estimates.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

     Cash and Cash Equivalents

     Prime includes all highly liquid securities purchased with an original maturity of three months or less in cash and cash equivalents. Cash equivalents are stated at cost which approximates market. The Company maintains cash deposits in banks which from time to time exceed the amount of deposit insurance available. Management periodically assesses the financial condition of the institutions and believes that any credit loss is minimal.

     Short Term Investments

     Short term investments consist of investments in commercial paper with terms of less than one year and are classified as held to maturity. Such investments are carried at amortized cost which approximates fair value.

     Inventories

     Inventories consisting of raw materials, supplies, finished parts and sub-assemblies are stated at the lower of cost or market as determined by management of Prime. Cost is determined by the average first-in, first-out
(FIFO) method.

     Property, Plant and Equipment

     Property, plant and equipment is recorded at cost and depreciated over its estimated useful life by the use of the straight line method. Leasehold improvements are amortized over the shorter of their useful lives or the term of the related lease by use of the straight line method. Disposals are removed at cost less accumulated depreciation with the resulting gain or loss being reflected in operations.

     Revenue Recognition

     The Company recognizes revenues from product sales when goods are shipped or when ownership is assumed by the customer.

     Prime has a two year warranty on materials and workmanship on all products manufactured. Prime has not experienced any material product warranty expense.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

     Income Taxes

     Prime UK and Prime Inc. each file income tax returns as members of the consolidated group of Sooner, or Sooner subsidiaries, in the United Kingdom and the United States, respectively. The income tax provisions for the periods presented are calculated as if each had filed a separate tax return.

     Fair Value of Financial Instruments

     The Company includes fair value information in the notes to combined financial statements when the fair value of its financial instruments are different from the book value. The carrying value of cash and cash equivalents, receivables and accounts payable approximate fair value due to the short term maturities of these instruments. The carrying amount of the Company's short-term borrowings from Sooner approximates its fair value at July 31, 1995.

     Foreign Currency Translation

     Assets and liabilities of Prime UK are translated into U.S. dollars at the exchange rate in effect at the end of each accounting period and income statement accounts are translated at the average exchange rates prevailing during the period. Gains and losses resulting from the translation of foreign financial statements are reported as a separate component of stockholders' equity. Gains and losses from foreign currency transactions are included in other income and expense.

     Concentration of Credit Risk

     Prime performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers. The Company has made no allowance for doubtful accounts at July 31, 1995 and 1994.

2.   DETAILS OF CERTAIN BALANCE SHEET ACCOUNTS

     Information regarding certain balance sheet accounts at July 31, 1995 and 1994 is presented below:

                                                        1995             1994
                                                        ----             ----
                                                            (IN THOUSANDS)

       Inventories
           Raw materials and supplies.........       $  1,954          $ 2,345
           Finished parts and sub assemblies..          2,041              577
                                                      -------           ------
                                                     $  3,995          $ 2,922
                                                      =======           ======

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

                                                                                ESTIMATED
                                                      1995              1994      LIVES
                                                      ----              ----      -----
                                                          (IN THOUSANDS)        (IN YEARS)

  Property, plant and equipment, at cost:
     Land...................................       $    320          $    306
     Buildings and improvements.............            782               589       50
     Machinery and equipment................          5,214             4,913      3-10
                                                    -------           -------
                                                      6,316             5,808
       Less accumulated depreciation........          3,677             2,861
                                                    -------           -------
                                                   $  2,639          $  2,947
                                                    =======           =======



                                                     1995              1994
                                                     ----              ----
                                                         (IN THOUSANDS)

  Accrued liabilities:
     Salaries, wages and commissions.......       $    145          $    317
     Other.................................            228               171
                                                   -------           -------
                                                  $    373          $    488
                                                   =======           =======



3.   RELATED PARTY TRANSACTIONS

     The combined financial statements include direct charges incurred by Sooner on behalf of Prime for legal services, accounting fees, employee health and insurance benefits, interest on net funds advanced to Prime and other expenses which amounted to approximately $686,000 and $492,000 for the years ended July 31, 1995 and 1994, respectively. These direct charges were determined by specific identification as representing actual costs incurred for Prime by Sooner.

     The long term payable to Sooner at July 31, 1995 and 1994 carried interest rates which varied from approximately 3.5% to 7.5%.

     Interest payments to Sooner in the years ended July 31, 1995 and 1994 were $320,000 and $154,000, respectively.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

5.   LEASE

     Prime leases certain buildings on a short term operating lease which expires in 1996. The operating lease provides that Prime pay taxes, maintenance, insurance and other occupancy expenses applicable to leased premises. The lease provides for renewal for various periods at stipulated rates. Rental expense totaled $67,000 and $33,000 for the years ended July 31, 1995 and 1994, respectively.

     The approximate future minimum rental payments under the short term operating lease for 1996 is $68,000.

6.   COMMON STOCK

     The Common Stock authorized, issued and outstanding of Prime consists of the following at July 31, 1995 and 1994:

                                                                  COMMON STOCK
                                                                  (IN THOUSANDS)

Prime UK

  Ordinary A - par value 1 UK pound each, 7,000,000
     authorized and 6,965,000 issued and outstanding..........     $  10,288
  Ordinary B - par value .01 UK pound each, 100,000,000
     authorized and 3,854,060 issued and outstanding..........            56

Prime Inc.

  Common Stock - par value $1.00 each, 10,000 authorized
     and 4,500 issued and outstanding.........................             5
                                                                    --------
                                                                   $  10,349

7.   INCOME TAXES

     Deferred income taxes are recorded to reflect the tax consequences on future years of differences between the tax and financial reporting basis of assets and liabilities and their financial reporting amounts.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

     The components of pretax earnings and the income tax provision (benefit) for the periods were as follows:

                                                          YEAR ENDED JULY 31,
                                                        1995             1994
                                                            (in thousands)
     Pretax earnings (loss)
        Domestic..................................  $   (660)         $  (625)
        Foreign...................................       633              531
                                                     -------           ------
                                                    $    (27)         $   (94)
                                                     =======           ======

     Income tax provision (benefit):
        Foreign...................................        (5)              15
                                                    --------           ------
     Total income tax benefit.....................  $     (5)         $    15
                                                    ========           ======


     The difference between the income tax provision and the effective tax rate of 34% is principally due to: (1) the utilization of net operating loss carryforwards of approximately $527,000 and $919,000 at Prime UK for the years ended July 31, 1995 and 1994, respectively, for which no tax benefit had been accrued in previous years; and (2) current net operating losses of Prime US for which no tax benefit would be recorded on a separate return basis. At July 31, 1995 and 1994, the balance of the unused tax loss carryforwards of Prime UK were approximately $2,325,000 and $3,174,000, respectively, for which no deferred tax benefit has been recorded and is available to reduce future taxable income.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                   (CONTINUED)

8.   GEOGRAPHIC SEGMENT INFORMATION

The following table summarizes financial information by domestic and foreign area:

                                                        YEAR ENDED JULY 31,
                                                      1995              1994
                                                      ----              ----
                                                          (IN THOUSANDS)

Net revenues from unaffiliated customers:
     Domestic operations........................   $   521           $   294
     Foreign operations.........................     7,293             8,412
                                                    ------            ------
                                                   $ 7,814           $ 8,706
                                                    ======            ======
Operating income (loss):
     Domestic operations........................   $  (585)          $  (619)
     Foreign operations.........................       581               425
                                                    ------            ------
                                                   $    (4)          $  (194)
                                                    ======            ======

Earnings (loss) before income tax provision
 (benefit):
     Domestic operations........................   $  (660)          $  (625)
     Foreign operations.........................       633               531
                                                    ------            ------
                                                   $   (27)          $   (94)
                                                    ======            ======
Depreciation:
     Domestic operations........................   $    28           $    16
       Foreign operations.......................       688               624
                                                    ------            ------
                                                   $   716           $   640
                                                    ======            ======
Identifiable assets:
     Domestic operations........................   $ 3,626           $   975
       Foreign operations.......................    12,327            12,943
                                                    ------            ------
                                                   $15,953           $13,918
                                                    ======            ======
Capital expenditures:
     Domestic operations........................   $    31           $   127
     Foreign operations.........................       276               453
                                                    ------            ------
                                                   $   307           $   580
                                                    ======            ======

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                       COMBINED BALANCE SHEET (UNAUDITED)

                                 APRIL 30, 1996

                                                 APRIL 30,       JULY 31,
ASSETS                                             1996              1995
                                                   ----              ----
                                                       (IN THOUSANDS)

Current assets:
     Cash and cash equivalents.......        $    5,186        $    6,123
      Short term investments.........                 -               766
      Accounts receivable............             1,957             2,081
      Inventories....................             4,013             3,995
      Other current assets...........               252               343
                                              ---------         ---------
        Total current assets.........            11,408            13,308
Property, plant and equipment, net...             2,416             2,639
Other assets.........................                36                 6
                                              ---------         ---------
                                             $   13,860        $   15,953
                                              =========         =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accounts payable - trade.......        $      415        $      788
      Accounts payable - Sooner......               661               411
      Accrued liabilities............               433               373
      Short-term borrowings from
        Sooner.......................             6,067             6,045
                                              ---------         ---------
        Total current liabilities....             7,576             7,617
                                              ---------         ---------
Commitments and contingencies
Stockholders' equity:
      Common stock...................            10,349            10,349
      Additional paid-in capital.....             3,883             3,883
      Accumulated deficit............            (8,064)           (6,553)
      Cumulative translation gain....               116               657
                                              ---------         ---------
      Total Stockholders' equity:.....            6,284             8,336
                                              ---------         ---------
                                             $   13,860        $   15,953
                                              =========         =========






                   See notes to combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                  COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                FOR THE NINE MONTHS ENDED APRIL 30, 1996 AND 1995


                                                       1996              1995
                                                       ----              ----
                                                           (IN THOUSANDS)

Net revenues... ...........................        $   4,018        $   6,266
                                                    --------         --------
Operating costs and expenses:
      Manufacturing and direct.............            3,737            4,449
      Selling, general and administrative..            1,816            1,573
                                                    --------         --------
                                                       5,553            6,022
                                                    --------         --------

Operating income (loss)....................           (1,535)             244
                                                    --------         --------

Other income (expense):
      Interest, net........................                -              (60)
      Other, net...........................               24               86
                                                    --------         --------
                                                          24               26
                                                    --------         --------

Earnings (loss) before income tax benefit..           (1,511)             270

Income tax provision (benefit).............                -               -
                                                    --------         -------

Net earnings (loss)........................        $  (1,511)       $    270
                                                    ========         =======




                   See notes to combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                  COMBINED STATEMENT OF CASH FLOWS (UNAUDITED)

                FOR THE NINE MONTHS ENDED APRIL 30, 1996 AND 1995


                                                  NINE MONTHS ENDED APRIL 30,
                                                    1996              1995
                                                    ----              ----
                                                        (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings (loss)..............................  $  (1,511)       $     270
Adjustments to reconcile net earnings
     (loss) to net cash used in operating
     activities:
Depreciation.....................................        472              532
Gain on sale of assets...........................         (8)               -
Changes in assets and liabilities:
     Decrease in accounts receivable, net........          8            1,912
     Increase in inventories.....................       (171)            (505)
      Decrease in other current assets...........         44               59
      Decrease in accounts payable - trade.......       (316)          (1,050)
      Increase in accrued liabilities............         81                6
      Increase (decrease) accounts payable
         - Sooner................................        250           (1,437)
                                                    --------         --------
      Net cash used in  operating activities.....     (1,151)            (213)
                                                    --------         --------

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment.......       (403)            (298)
Proceeds from sale of assets.....................         15                -
Maturities of short term investments.............        766                -
                                                    --------         --------
     Net cash used in investing activities.......        378             (298)
                                                    --------         ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in short-term borrowings from Sooner....         22            3,287
                                                    --------         --------
     Net cash provided by financing activities...         22            3,287
                                                    --------         --------

Effect of exchange rate changes on cash..........       (186)             278
                                                    --------         --------
Net increase (decrease) in cash and cash
     equivalents.................................       (937)           3,054
Cash and cash equivalents at beginning of period.      6,123            2,830
                                                    --------         --------
Cash and cash equivalents at end of period.......  $   5,186        $   5,884
                                                    ========         ========





                   See notes to combined financial statements.

                     PRIME ACTUATOR CONTROL SYSTEMS LIMITED

                                       AND

                      PRIME ACTUATOR CONTROL SYSTEMS, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                 APRIL 30, 1996

                                   (UNAUDITED)

1.   Business and Basis of Presentation

     The accompanying combined financial statements include the accounts of Prime Actuator Control Systems Limited, a company incorporated in Scotland with Number 95751 ("Prime UK") and Prime Actuator Control Systems, Inc., a Delaware corporation, ("Prime Inc."), collectively referred to as Prime. All material intercompany transactions have been eliminated.

     Prime UK manufactures and sells valve actuators from a facility located in Glenrothes, Scotland. Prime Inc. sells valve actuators manufactured by Prime UK from offices in Houston, Texas.

     Bettis Corporation ("Bettis") purchased 100% of the stock of Prime UK and Prime Inc. from Sooner Pipe and Supply Corporation ("Sooner") on June 20, 1996. Bettis paid $4,000,000 in cash consideration and caused Prime Inc. to issue and deliver a note in the principal amount of $2,323,000 to Sooner for the shares of Prime UK and Prime Inc.

     Prime utilizes a July 31 fiscal year-end. These interim financial statements have not been audited; however, in the opinion of management, only adjustments consisting of normal recurring accruals considered necessary for fair presentation have been included. Results of interim periods are not necessarily indicative of results to be expected for the full year.

     This presentation is consistent with the accounting policies reflected in the financial statements included in Note 1 to the July 31, 1995 and 1994 Combined Financial Statements and should be read in conjunction herewith.

2.   Summary of Significant Accounting Policies

     There have been no significant changes in the accounting policies of Prime during the periods presented. For a description of these policies, see Note 1 to the July 31, 1995 Combined Financial Statements.